EXHIBIT 10

                          EMPLOYMENT AGREEMENT


      This Employment Agreement is made this 11th day of August, 1994 by and between FIRST VIRGINIA BANKS, INC. ("First Virginia") and JOHN
M. SUIT, II, President of Farmers National Bancorp (hereinafter referred to as "Employee");

      WHEREAS, First Virginia and Farmers National Bancorp ("Bancorp") have entered into an Agreement and Plan of Reorganization dated July 1, 1994 which provides for the merger of Bancorp into First Virginia and the continuation of the Farmers National Bank of Maryland as a wholly owned subsidiary of First Virginia and as a state chartered Federal Reserve member bank under the name of "Farmers Bank of Maryland" or "The Farmers Bank of Maryland" (hereinafter referred to as "Farmers Bank"); and

      WHEREAS, First Virginia desires to enter into an Employment Agreement with Employee concerning his employment with Farmers Bank following the effective date of the merger.

      NOW, THEREFORE, and in consideration of the mutual covenants and agreements herein contained, the parties hereto agree to the following:

      (1) Beginning on the Effective Date of the Merger of Bancorp into First Virginia (the "Effective Date") and for a period of no less than three years subsequent to the Effective Date, Employee shall be employed by Farmers Bank as its President and Chief Executive Officer. Employee's current salary with Farmers National Bank of Maryland shall continue after the Effective Date subject to increases from time to time over the three-year period consistent with changes in salaries of officers of other First Virginia member banks with similar responsibilities.

      (2)   Following  the Effective  Date,  as Farmers  Bank's  Chief
            Executive  Officer, Employee   will  devote  his  best  and
            most diligent efforts towards the performance of his duties for Farmers Bank and for First Virginia, and in such connection shall fully comply with First Virginia's
            Statement of Principles regarding officers.   Employee at
            all times during his employment hereunder shall be subject to the direction and supervision of First Virginia's Board of Directors and its officers, as well as Farmers Bank's Board of Directors and shall abide by First Virginia's policies, rules and regulations as the same are adopted from time to time.

      (3) Employee shall not at any time on or after the Effective Date during the duration of this Employment Agreement engage in activities which compete with First Virginia or any of First Virginia's subsidiaries or affiliates and shall not be employed in any capacity by a competitor of First Virginia, Farmers Bank or any other
            First Virginia  subsidiary  or affiliate.   In  addition,
            Employee agrees that during the term of his employment with First Virginia that he will not disclose any confidential information as to First Virginia or Farmers Bank, including information relating to First Virginia's business, its customers or its trade practices without First Virginia's consent.

      (4) In the event of a breach or threatened breach by Employee of the provisions of this Agreement, First Virginia (or Farmers Bank) shall be entitled (in addition to any other legal remedies) to an injunction restraining Employee from disclosing any such information in whole or in part or from rendering any services to any person, firm, corporation, bank or other entity to whom such information in whole or in part has also been disclosed or is threatened to be disclosed. It is also agreed and recognized that the services to be rendered under this Agreement by Employee are unique and of an extraordinary character and that in the event of a breach by Employee of the terms and conditions of this Agreement or in the event that Employee shall without written consent of First Virginia leave his employment and perform any services for any person, firm, bank or corporation engaged in a competing line of business with First Virginia or with Farmers Bank or
            any  one  of  First   Virginia's  other subsidiaries  or
            affiliates, then First Virginia or Farmers Bank shall be entitled to institute and prosecute proceedings in any court of competent jurisdiction, either in law or in equity to obtain damages for any breach of this Agreement or to enforce the specific performance thereof by Employee or to enjoin Employee from performing services for any such other person, firm, bank or corporation.

      (5) This Agreement shall terminate and the obligations of First Virginia under this Agreement shall cease if,

            (a) Employee shall die or become disabled and the disability continues for a period of 12 consecutive months,

            (b)   Employee is guilty of fraud or dishonesty,

            (c) Employee engages in any personal or professional misconduct which would bring Farmers Bank or First Virginia into disrepute or would otherwise be detrimental to Farmers Bank or First Virginia's business or its business reputation,

            (d) Employee continually, and after written or oral notice from First Virginia, thereafter violates or refuses to comply with employment policies, procedures, standards and regulations of First
                  Virginia; or

            (e) Employee continually fails to perform his duties hereunder after oral or written notice from First
                  Virginia.   For purposes  of this  Agreement,
                  "disability" shall be defined as Employee's inability through physical or mental illness or other cause, to perform substantially all of his usual duties.

            Termination of this Agreement and the obligations of First Virginia under this Agreement shall not necessarily constitute "discharge for cause" for purposes of Paragraph
            1.5 of the Agreement and Plan of Reorganization and the Employee's rights thereunder and under the FNB Plan referred to in Paragraph 1.5.

      (6) This Agreement is conditioned on the consummation of the merger between Bancorp and First Virginia and shall become null and void if for any reason the Agreement and Plan of Reorganization is terminated.

      (7) This Agreement shall inure to the benefit of and be binding upon First Virginia, its successors and assigns. This Agreement shall be construed under the laws of the State of Virginia and may be amended upon the mutual agreement of the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be duly executed as of the date above written.





WITNESS:


/s/ NORMA K. BEHLKE                 /s/ JOHN M. SUIT, II
                                    JOHN M. SUIT, II



ATTEST:                             FIRST VIRGINIA BANKS, INC.


/s/ CHRISTOPHER M. COLE             /s/ ROBERT H. ZALOKAR
Christopher M. Cole                 By:  Robert H. Zalokar
Vice President and                       Chairman and Chief
Assistant Secretary                      Executive Officer





                          EMPLOYMENT AGREEMENT


      This Employment Agreement is made this 11th day of August, 1994 by and between FIRST VIRGINIA BANKS, INC. ("First Virginia") and FRANK
T.  LOWMAN,  III, Vice  President of Farmers National Bancorp
(hereinafter referred to as "Employee");

      WHEREAS, First Virginia and Farmers National Bancorp ("Bancorp") have entered into an Agreement and Plan of Reorganization dated July 1, 1994 which provides for the merger of Bancorp into First Virginia and the continuation of the Farmers National Bank of Maryland as a wholly owned subsidiary of First Virginia and as a state chartered Federal Reserve member bank under the name of "Farmers Bank of Maryland" or "The Farmers Bank of Maryland" (hereinafter referred to as "Farmers Bank"); and

      WHEREAS, First Virginia desires to enter into an Employment Agreement with Employee concerning his employment with Farmers Bank following the effective date of the merger.

      NOW, THEREFORE, and in consideration of the mutual covenants and agreements herein contained, the parties hereto agree to the following:

      (1) Beginning on the Effective Date of the Merger of Bancorp into First Virginia (the "Effective Date") and for a period of no less than two years subsequent to the Effective Date, Employee shall be employed by Farmers Bank as one of its
            senior loan  officers.   Employee's current salary  with
            Farmers National Bank of Maryland shall continue after the Effective Date subject to increases from time to time over the two-year period consistent with changes in salaries of
            officers   of  other   First   Virginia   member   banks
            with   similar responsibilities.

      (2) Following the Effective Date, Employee will devote his best and most diligent efforts towards the performance of his duties for Farmers Bank and for First Virginia, and in such connection shall fully comply with First Virginia's
            Statement of Principles regarding officers.   Employee at
            all times during his employment hereunder shall be subject to the direction and supervision of First Virginia's Board of Directors and its officers, as well as Farmers Bank's Board of Directors and shall abide by First Virginia's policies, rules and regulations as the same are adopted from time to time.

      (3)   Employee  shall not  at any  time on  or after the
            Effective Date during the duration of this Employment Agreement engage in activities which compete with First Virginia or any of First Virginia's subsidiaries or affiliates and shall not be employed in any capacity by a competitor of First Virginia, Farmers Bank or any other
            First  Virginia  subsidiary or  affiliate.   In  addition,
            Employee agrees that during the term of his employment with First Virginia that he will not disclose any confidential information as to First Virginia or Farmers Bank, including information relating to First Virginia's business, its customers or its trade practices without First Virginia's consent.

      (4) In the event of a breach or threatened breach by Employee of the provisions of this Agreement, First Virginia (or Farmers Bank) shall be entitled (in addition to any other legal remedies) to an injunction restraining Employee from disclosing any such information in whole or in part or from rendering any services to any person, firm, corporation, bank or other entity to whom such information in whole or in part has also been disclosed or is threatened to be disclosed. It is also agreed and recognized that the services to be rendered under this Agreement by Employee are unique and of an extraordinary character and that in the event of a breach by Employee of the terms and conditions of this Agreement or in the event that Employee shall without written consent of First Virginia leave his employment and perform any services for any person, firm, bank or corporation engaged in a competing line of business with First Virginia or with Farmers Bank or any one of First Virginia's other subsidiaries or affiliates, then First Virginia or Farmers Bank shall be entitled to institute and prosecute proceedings in any court of competent jurisdiction, either in law or in equity to obtain damages for any breach of this Agreement or to enforce the specific performance thereof by Employee or to enjoin Employee from performing services for any such other person, firm, bank or corporation.

      (5) This Agreement shall terminate and the obligations of First Virginia under this Agreement, shall cease if,

            (a) Employee shall die or become disabled and the disability continues for a period of 12 consecutive months,

            (b)   Employee is guilty of fraud or dishonesty,

            (c) Employee engages in any personal or professional misconduct which would bring Farmers Bank or First Virginia into disrepute or would otherwise be detrimental to Farmers Bank or First Virginia's business or its business reputation,

            (d) Employee continually, and after written or oral notice from First Virginia, thereafter violates or refuses to comply with employment policies, procedures, standards and regulations of First
                  Virginia; or

            (e) Employee continually fails to perform his duties hereunder after oral or written notice from First
                  Virginia.   For purposes  of this  Agreement,
                  "disability" shall be defined as Employee's inability through physical or mental illness or other cause, to perform substantially all of his usual duties.

            Termination of this Agreement and the obligations of First Virginia under the Agreement shall not necessarily constitute "discharge for cause" for purposes of Paragraph
            1.5 of the Agreement and Plan of Reorganization and the Employee's rights thereunder and under the FNB Plan referred to in Paragraph 1.5.

      (6) This Agreement is conditioned on the consummation of the merger between Bancorp and First Virginia and shall become null and void if for any reason the Agreement and Plan of Reorganization is terminated.

      (7) This Agreement shall inure to the benefit of and be binding upon First Virginia, its successors and assigns. This Agreement shall be construed under the laws of the State of Virginia and may be amended upon the mutual agreement of the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be duly executed as of the date above written.


WITNESS:


/s/ NORMA K. BEHLKE                 /s/ FRANK T. LOWMAN, III
                                    FRANK T. LOWMAN, III


ATTEST:                             FIRST VIRGINIA BANKS, INC.


/s/ CHRISTOPHER M. COLE             /s/ ROBERT H. ZALOKAR
Christopher M. Cole                 By:  Robert H. Zalokar
Vice President and                       Chairman and Chief
Assistant Secretary                      Executive Officer



                          EMPLOYMENT AGREEMENT

      This Employment Agreement is made this 11th day of August, 1994 by and between FIRST VIRGINIA BANKS, INC. ("First Virginia") and LOUIS A. SUPANEK, Vice President and Treasurer of Farmers National Bancorp
(hereinafter referred to as "Employee");

      WHEREAS, First Virginia and Farmers National Bancorp ("Bancorp") have entered into an Agreement and Plan of Reorganization dated July 1, 1994 which provides for the merger of Bancorp into First Virginia and the continuation of the Farmers National Bank of Maryland as a wholly owned subsidiary of First Virginia and as a state chartered Federal Reserve member bank under the name of "Farmers Bank of Maryland" or "The Farmers Bank of Maryland" (hereinafter referred to as "Farmers Bank"); and

      WHEREAS, First Virginia desires to enter into an Employment Agreement with Employee concerning his employment with Farmers Bank following the effective date of the merger.

      NOW, THEREFORE, and in consideration of the mutual covenants and agreements herein contained, the parties hereto agree to the following:

      (1) Beginning on the Effective Date of the Merger of Bancorp into First Virginia (the "Effective Date") and for a period of no less than two years subsequent to the Effective Date, Employee shall be employed by Farmers Bank as one of its senior financial/operations officers. Employee's current salary with Farmers National Bank of Maryland shall continue after the Effective Date subject to increases from time to time over the two-year period consistent with changes in salaries of officers of other First Virginia member banks with similar responsibilities.

      (2) Following the Effective Date, Employee will devote his best and most diligent efforts towards the performance of his duties for Farmers Bank and for First Virginia, and in such connection shall fully comply with First Virginia's Statement of Principles regarding officers. Employee at all times during his employment hereunder shall be subject to the direction and supervision of First Virginia's Board of Directors and its officers, as well as Farmers Bank's Board of Directors and shall abide by First Virginia's policies, rules and regulations as the same are adopted from time to time.

      (3) Employee shall not at any time on or after the Effective Date during the duration of this Employment Agreement engage in activities which compete with First Virginia or any of First Virginia's subsidiaries or affiliates and shall not be employed in any capacity by a competitor of First Virginia, Farmers Bank or any other First Virginia
            subsidiary  or affiliate.    In addition, Employee agrees
            that during the term of his employment with First Virginia that he will not disclose any confidential information as to First Virginia or Farmers Bank, including information relating to First Virginia's business, its customers or its trade practices without First Virginia's consent.

      (4) In the event of a breach or threatened breach by Employee of the provisions of this Agreement, First Virginia (or Farmers Bank) shall be entitled (in addition to any other legal remedies) to an injunction restraining Employee from disclosing any such information in whole or in part or from rendering any services to any person, firm, corporation, bank or other entity to whom such information in whole or in part has also been disclosed or is threatened
            to be disclosed.   It is also agreed and recognized that the
            services to be rendered under this Agreement by Employee are unique and of an extraordinary character and that in the event of a breach by Employee of the terms and conditions of this Agreement or in the event that Employee shall without written consent of First Virginia leave his employment and perform any services for any person, firm, bank or corporation engaged in a competing line of business
            with First Virginia  or  with  Farmers  Bank  or   any  one
            of First Virginia's other subsidiaries or affiliates, then First Virginia or Farmers Bank shall be entitled to institute and prosecute proceedings in any court of competent jurisdiction, either in law or in equity to obtain damages for any breach of this Agreement or to enforce the specific performance thereof by Employee or to enjoin Employee from performing services for any such other person, firm, bank or corporation.

      (5) This Agreement shall terminate and the obligations of First Virginia under this Agreement shall cease if,

            (a) Employee shall die or become disabled and the disability continues for a period of 12 consecutive months,

            (b)   Employee is guilty of fraud or dishonesty,

            (c) Employee engages in any personal or professional misconduct which would bring Farmers Bank or First Virginia into disrepute or would otherwise be detrimental to Farmers Bank or First Virginia's business or its business reputation,

            (d) Employee continually, and after written or oral notice from First Virginia, thereafter violates or refuses to comply with employment policies, procedures, standards and regulations of First
                  Virginia; or

            (e) Employee continually fails to perform his duties hereunder after oral or written notice from First
                  Virginia.   For purposes  of this  Agreement,
                  "disability" shall be defined as Employee's inability through physical or mental illness or other cause, to perform substantially all of his usual duties.

            Termination of this Agreement and the obligations of First Virginia under this Agreement shall not necessarily constitute "discharge for cause" for purposes of Paragraph
            1.5 of the Agreement and Plan of Reorganization and the Employee's rights thereunder and under the FNB Plan referred to in Paragraph 1.5.

      (6) This Agreement is conditioned on the consummation of the merger between Bancorp and First Virginia and shall become null and void if for any reason the Agreement and Plan of Reorganization is terminated.

      (7) This Agreement shall inure to the benefit of and be binding upon First Virginia, its successors and assigns. This Agreement shall be construed under the laws of the State of Virginia and may be amended upon the mutual agreement of the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be duly executed as of the date above written.


WITNESS:


/s/ NORMA K. BEHLKE                 /s/ LOUIS A. SUPANEK
                                    LOUIS A. SUPANEK



ATTEST:                             FIRST VIRGINIA BANKS, INC.


/s/  CHRISTOPHER M. COLE                 /s/ ROBERT  H. ZALOKAR
Christopher M. Cole                 By:  Robert H. Zalokar
Vice President and                       Chairman and Chief
Assistant Secretary                      Executive Officer



                          EMPLOYMENT AGREEMENT


      This Employment Agreement is made this 11th day of August, 1994 by and between FIRST VIRGINIA BANKS, INC. ("First Virginia") and ROSS
J. SELBY, Senior Vice President of Farmers National Bank of Maryland (hereinafter referred to as "Employee");

      WHEREAS, First Virginia and Farmers National Bancorp ("Bancorp") have entered into an Agreement and Plan of Reorganization dated July 1, 1994 which provides for the merger of Bancorp into First Virginia and the continuation of the Farmers National Bank of Maryland as a wholly owned subsidiary of First Virginia and as a state chartered Federal Reserve member bank under the name of "Farmers Bank of Maryland" or "The Farmers Bank of Maryland" (hereinafter referred to as "Farmers Bank"); and

      WHEREAS, First Virginia desires to enter into an Employment Agreement with Employee concerning his employment with Farmers Bank following the effective date of the merger.

      NOW, THEREFORE, and in consideration of the mutual covenants and agreements herein contained, the parties hereto agree to the following:

      (1) Beginning on the Effective Date of the Merger of Bancorp into First Virginia (the "Effective Date") and for a period of no less than two years subsequent to the Effective Date, Employee shall be employed by Farmers Bank
            as one of its senior loan  officers.   Employee's current
            salary with Farmers National Bank of Maryland shall continue after the Effective Date subject to increases from time to time over the two-year period consistent with
            changes in salaries of   officers   of   other   First
            Virginia   member  banks   with   similar responsibilities.

      (2) Following the Effective Date, Employee will devote his best and most diligent efforts towards the performance of his duties for Farmers Bank and for First Virginia, and in such connection shall fully comply with First Virginia's Statement of Principles regarding officers. Employee at all times during his employment hereunder shall be subject to the direction and supervision of First Virginia's Board of Directors and its officers, as well as Farmers Bank's Board of Directors and shall abide by First Virginia's policies, rules and regulations as the same are adopted from time to time.

      (3) Employee shall not at any time on or after the Effective Date during the duration of this Employment Agreement engage in activities which compete with First Virginia or any of First Virginia's subsidiaries or affiliates and shall not be employed in any capacity by a competitor of First Virginia, Farmers Bank or any other First Virginia
            subsidiary  or affiliate.    In addition, Employee agrees
            that during the term of his employment with First Virginia that he will not disclose any confidential information as to First Virginia or Farmers Bank, including information relating to First Virginia's business, its customers or its trade practices without First Virginia's consent.

      (4) In the event of a breach or threatened breach by Employee of the provisions of this Agreement, First Virginia (or Farmers Bank) shall be entitled (in addition to any other legal remedies) to an injunction restraining Employee from disclosing any such information in whole or in part or from rendering any services to any person, firm, corporation, bank or other entity to whom such information in whole or in part has also been disclosed or is threatened
            to be disclosed.   It is also agreed and recognized that the
            services to be rendered under this Agreement by Employee are unique and of an extraordinary character and that in the event of a breach by Employee of the terms and conditions of this Agreement or in the event that Employee shall without written consent of First Virginia leave his employment and perform any services for any person, firm, bank or corporation engaged in a competing line of business
            with First Virginia  or  with  Farmers  Bank  or   any  one
            of First Virginia's other subsidiaries or affiliates, then First Virginia or Farmers Bank shall be entitled to institute and prosecute proceedings in any court of competent jurisdiction, either in law or in equity to obtain damages for any breach of this Agreement or to enforce the specific performance thereof by Employee or to enjoin Employee from performing services for any such other person, firm, bank or corporation.

      (5) This Agreement shall terminate and the obligations of First Virginia under this Agreement shall cease if,

            (a) Employee shall die or become disabled and the disability continues for a period of 12 consecutive months,

            (b)   Employee is guilty of fraud or dishonesty,

            (c) Employee engages in any personal or professional misconduct which would bring Farmers Bank or First Virginia into disrepute or would otherwise be detrimental to Farmers Bank or First Virginia's business or its business reputation,

            (d) Employee continually, and after written or oral notice from First Virginia, thereafter violates or refuses to comply with employment policies, procedures, standards and regulations of First
                  Virginia; or

            (e) Employee continually fails to perform his duties hereunder after oral or written notice from First
                  Virginia.   For purposes  of this  Agreement,
                  "disability" shall be defined as Employee's inability through physical or mental illness or other cause, to perform substantially all of his usual duties.

            Termination of this Agreement and the obligations of First Virginia under this Agreement shall not necessarily constitute "discharge for cause" for purposes of Paragraph
            1.5 of the Agreement and Plan of Reorganization and the Employee's rights thereunder and under the FNB Plan referred to in Paragraph 1.5.

      (6) This Agreement is conditioned on the consummation of the merger between Bancorp and First Virginia and shall become null and void if for any reason the Agreement and Plan of Reorganization is terminated.

      (7) This Agreement shall inure to the benefit of and be binding upon First Virginia, its successors and assigns. This Agreement shall be construed under the laws of the State of Virginia and may be amended upon the mutual agreement of the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be duly executed as of the date above written.


WITNESS:


/s/ NORMA K. BEHLKE                 /s/ ROSS J. SELBY
                                    ROSS J. SELBY


ATTEST:                             FIRST VIRGINIA BANKS, INC.


/s/ CHRISTOPHER M. COLE             /s/ ROBERT H. ZALOKAR
Christopher M. Cole                 By:  Robert H. Zalokar
Vice President and                       Chairman and Chief
Assistant Secretary                      Executive Officer